                                                                    Exhibit 99.2

[GRAPHIC OMITTED]
ASPEN

PRESS RELEASE

ASPEN INSURANCE HOLDINGS ANNOUNCES THE RESIGNATION OF ASPEN SPECIALTY PRESIDENT
AND CEO

Hamilton, BERMUDA, December 13, 2004-- Aspen Insurance Holdings Limited (NYSE:
AHL; BSX: AHL BH) today announced that it has accepted the resignation of Peter
Coghlan, President and Chief Executive Officer of Aspen Specialty Insurance
Company, a wholly-owned subsidiary. Mr. Coghlan resigned following his admission that he misstated his educational credentials in U.S. insurance regulatory submissions. Chris Maciejewski will be named President of Aspen Specialty and will assume Mr. Coghlan's responsibilities effective immediately. Mr.
Maciejewski has served as Executive Vice President and Chief Casualty
Underwriter of Aspen Specialty since 2003.

Aspen Insurance Holdings Chief Executive Chris O' Kane said: "Peter made substantial contributions to Aspen. The circumstances surrounding his resignation are disappointing, but I am very pleased that Chris has accepted the role of President of Aspen Specialty and I am confident that he will lead this operation to a successful future."

ABOUT ASPEN SPECIALTY INSURANCE COMPANY

Aspen Specialty Insurance Company (Aspen Specialty) was founded in September
2003 as the third operating subsidiary of Aspen Insurance Holdings Limited.
Headquartered in Boston, MA, Aspen Specialty currently writes a focused book of property and casualty surplus lines business, through the U.S. wholesale surplus lines broker network. For the year 2004, the Company anticipates that Aspen
Specialty will represent approximately 4% of gross written premium for the Aspen
Group.

ABOUT ASPEN INSURANCE HOLDINGS LIMITED

Aspen Insurance Holdings Limited (Aspen) was established in June 2002. Aspen is a Bermudian holding company that provides property and casualty reinsurance in the global market, property and liability insurance principally in the United
Kingdom and surplus lines insurance in the United States. Aspen's operations are conducted through its wholly owned subsidiaries located in London, Bermuda and the United States: Aspen Insurance UK Limited (Aspen Re), Aspen Insurance
Limited (Aspen), Aspen Specialty Insurance Company (Aspen Specialty) and Aspen
Re America Inc (Aspen Re America). Aspen's reinsurance segment consists of property reinsurance, casualty reinsurance and specialty reinsurance lines of business. Aspen's insurance segment consists of commercial property, commercial liability, marine and aviation, and U.S. surplus insurance lines of business.
Aspen's principal existing shareholders include The Blackstone Group, Candover
Partners Limited, Wellington Underwriting plc and Credit Suisse First Boston
Private Equity.

APPLICATION OF THE SAFE HARBOR OF THE PRIVATE SECURITIES LITIGATION REFORM ACT
OF 1995

This press release contains, and Aspen's earnings conference call may contain, written or oral "forward-looking statements" within the meaning of the U.S.
federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as
"expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will,"
"estimate," "may," "continue," and similar expressions of a future or forward-looking nature.

All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control that could cause actual results to differ materially from such statements. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in
Aspen's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the U.S. Securities and Exchange Commission on March 26, 2004.

                                    - ENDS -

INVESTOR CONTACTS:

ASPEN INSURANCE HOLDINGS LIMITED              T +441-297-9382
Noah Fields, Head of Investor Relations
Julian Cusack, Chief Financial Officer

US CONTACTS:

THE ABERNATHY MACGREGOR GROUP                 T +212-371-5999
Carina Thate
Jason Thompson

UK CONTACTS:

THE MAITLAND CONSULTANCY                      T +44 20 7379 5151
Emma Burdett
Brian Hudspith